PHOENIX MULTI-PORTFOLIO FUND
                           PHOENIX-SENECA MID CAP FUND
      Supplement dated September 15, 1999 to Prospectus dated March 30, 1999

         On August 25, 1999, the Board of Trustees of Phoenix Multi-Portfolio Fund (the "Trust") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") relating to the proposed combination of the Phoenix-Seneca Mid Cap Fund of the Trust and the Phoenix-Seneca Strategic Theme Fund of the Phoenix Strategic Equity Series Fund.

         Pursuant to the Agreement, the Mid Cap Fund will transfer all or substantially all of its assets to the Strategic Theme Fund in exchange for shares of the Strategic Theme Fund and the assumption by the Strategic Theme Fund of all liabilities of the Mid Cap Fund. Following the exchange, the Mid Cap Fund will distribute the shares of the Strategic Theme Fund to its shareholders pro rata, in liquidation of the Mid Cap Fund. The effectiveness of these transactions is subject to the satisfaction of a number of conditions, including approval by shareholders of the Mid Cap Fund. It is currently anticipated that these matters will be submitted for a vote at a meeting of shareholders to be held in November 1999.

           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                             FOR FUTURE REFERENCE.


PXP 467/MC (9/99)